SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

                                 -------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: February 13, 2002


                               KOPIN CORPORATION
              (Exact Name of Registrant as Specified in Charter)



    DELAWARE                         0-19882                  04-2833935
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(State or Other Jurisdiction       (Commission             (IRS Employer
        of Incorporation)          File Number)            Identification No.)


               695 Myles Standish Blvd., Taunton, MA 02780-1042
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (508) 824-6696



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ITEM 9.  REGULATION FD DISCLOSURE.

     Kopin Corporation reported during its conference call for investors yesterday, February 13, 2003, that its research and development expenses in the first quarter of 2003 are expected to be slightly lower than the research and development expenses for the fourth quarter of 2002 and that its selling, general and administration expenses are expected to be approximately 12% to 17% of its revenue in the first quarter of 2003. Kopin anticipates that its selling, general and administration expenses for the first quarter of 2003 will be approximately $2.5 million to $2.7 million. Kopin also disclosed that its capital expenditures are expected to be approximately $7 million to $10 million for the full year 2003.

     In addition, Kopin disclosed that for the full year 2002 (i) sales to Skyworks Solutions, Inc. comprised 26% of its revenue, (ii) sales to Matsushita Electrical Industrial Co. Ltd. (Panasonic) comprised 13% of its revenue, (iii) sales to Victor Company of Japan Ltd. comprised 15% of its revenue and (iv) sales to Samsung Electronics comprised 25% of its revenue.

     STATEMENTS IN THIS NEWS RELEASE ABOUT KOPIN CORPORATION'S ANTICIPATED ANNUAL AND FIRST-QUARTER 2003 FINANCIAL RESULTS, THE POTENTIAL SUCCESS OF NEW PRODUCTS AND OTHER RESEARCH AND DEVELOPMENT EFFORTS AND CERTAIN OTHER STATEMENTS MAY BE CONSIDERED "FORWARD-LOOKING" STATEMENTS UNDER THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES THAT COULD MATERIALLY AFFECT FUTURE RESULTS. AMONG THESE RISK FACTORS ARE GENERAL ECONOMIC AND BUSINESS CONDITIONS AND GROWTH IN THE FLAT PANEL DISPLAY, LED AND GALLIUM ARSENIDE INTEGRATED CIRCUIT AND MATERIALS INDUSTRIES, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, AVAILABILITY OF THIRD-PARTY COMPONENTS, THE SUCCESSFUL VOLUME PRODUCTION OF THE CYBERLITE, THE QUALIFICATION OF OUR CYBERLITE MANUFACTURING PROCESS BY POTENTIAL CUSTOMERS, AVAILABILITY OF INTEGRATED CIRCUIT FABRICATION FACILITIES, COST AND YIELDS ASSOCIATED WITH PRODUCTION OF THE COMPANY'S CYBERDISPLAY IMAGING DEVICES, CYBERLITE LEDS AND HBT TRANSISTOR WAFERS, LOSS OF SIGNIFICANT CUSTOMERS, ACCEPTANCE OF THE COMPANY'S PRODUCTS, SUCCESS OF NEW PRODUCT AND OTHER RESEARCH AND DEVELOPMENT EFFORTS, CONTINUATION OF STRATEGIC RELATIONSHIPS, PERFORMANCE OF SKYWORKS SOLUTIONS UNDER OUR AGREEMENT, THE VALUE OF SHARES OF MICREL SEMICONDUCTOR HELD BY THE COMPANY, OUR ABILITY TO ACCURATELY FORECAST REVENUE LEVELS, AND OTHER RISK FACTORS AND CAUTIONARY STATEMENTS LISTED FROM TIME TO TIME IN THE COMPANY'S PERIODIC REPORTS AND REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING, BUT NOT LIMITED TO, THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AND FORM 10-Q FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 28, 2002.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KOPIN CORPORATION


Dated:  February 14, 2003          By: /s/ Richard A. Sneider
                                      -----------------------------------------
                                   Richard A. Sneider
                                   Treasurer and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)